                                                             FILE NOS. 333-67685
                                                                       811-07727
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4
                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                  ACT OF 1933
                                                                             /X/


                         PRE-EFFECTIVE AMENDMENT NO.


                          POST-EFFECTIVE AMENDMENT NO. 4                     /X/


                                     AND/OR
                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940                            /X/


                                AMENDMENT NO. 8
                        (CHECK APPROPRIATE BOX OR BOXES)


                            ------------------------

                         VARIABLE ANNUITY ACCOUNT FIVE
           (PORTION RELATING TO THE SEASONS SELECT VARIABLE ANNUITY)
                           (Exact Name of Registrant)

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                              1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
             (Address of Depositor's Principal Offices) (Zip Code)

               Depositor's Telephone Number, including Area Code
                                 (310) 772-6000

                             SUSAN L. HARRIS, ESQ.
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                              1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
                    (Name and Address of Agent for Service)

Approximate date of proposed public offering:

    As soon as practicable after effectiveness of the Registration Statement.

Title of securities being registered:

    Interests in a Separate Account under group and individual flexible payment deferred annuity contracts.

It is prosposed that this filing will become effective:
     --  immediately upon filing pursuant to paragraph (b) of Rule 485
     X   on May 1, 2000 pursuant to paragraph (b) of Rule 485
     --  60 days after filing pursuant to paragraph (a) of Rule 485
     --  on ____________ pursuant to paragraph (a) of Rule 485


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         VARIABLE ANNUITY ACCOUNT FIVE
                             CROSS REFERENCE SHEET
                              PART A -- PROSPECTUS

Incorporated herein by reference to Post-Effective Amendment No. 2 under Securities Act of 1933 (the 33 Act) and No. 6 under the Investment Company Act of 1940 (the 40 Act) to Registration Statement file No. 333-67685 and 811-07727 filed on Form N-4 on July 12, 1999.

                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

Incorporated herein by reference to Post-Effective Amendment No. 2 under Securities Act of 1933 (the 33 Act) and No. 6 under the Investment Company Act of 1940 (the 40 Act) to Registration Statement file No. 333-67685 and 811-07727 filed on Form N-4 on July 12, 1999.


PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                     [LOGO]

                                    PROFILE

                                December 29, 1999



Incorporated herein by reference to Post-Effective Amendment No. 2 under Securities Act of 1933 (the 33 Act) and No. 6 under the Investment Company Act of 1940 (the 40 Act) to Registration Statement file No. 333-67685 and 811-07727 filed on Form N-4 on July 12, 1999.

                                      [LOGO]

                                   PROSPECTUS
                                December 29, 1999
                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                                   issued by
                         VARIABLE ANNUITY ACCOUNT FIVE
                                      and
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



Incorporated herein by reference to Post-Effective Amendment No. 2 under Securities Act of 1933 (the 33 Act) and No. 6 under the Investment Company Act of 1940 (the 40 Act) to Registration Statement file No. 333-67685 and 811-07727 filed on Form N-4 on July 12, 1999.

                         STATEMENT OF ADDITIONAL INFORMATION

                          FIXED AND VARIABLE GROUP DEFERRED
                             ANNUITY CONTRACTS ISSUED BY

 VARIABLE ANNUITY ACCOUNT FIVE (PORTION RELATING TO THE SEASONS SELECT VARIABLE
                                       ANNUITY)

                  DEPOSITOR: ANCHOR NATIONAL LIFE INSURANCE COMPANY




This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 1, 2000, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling 800/445-SUN2 or by written request addressed to:

                        Anchor National Life Insurance Company
                                Annuity Service Center
                                    PO. Box 54299
                          Los Angeles, California 90054-0299







   THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2000.

                                  TABLE OF CONTENTS

                                                                        Page
     Separate Account. . . . . . . . . . . . . . . . . . . . . . . . . . .3
     General Account . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     Performance Data. . . . . . . . . . . . . . . . . . . . . . . . . . .4
     Annuity Payments. . . . . . . . . . . . . . . . . . . . . . . . . . .5
     Annuity Unit Values . . . . . . . . . . . . . . . . . . . . . . . . .5
     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     Distribution of Contracts . . . . . . . . . . . . . . . . . . . . . 12
     Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . 13

                                   SEPARATE ACCOUNT

Variable Annuity Account Five was originally established by Anchor National Life Insurance Company (the "Company") on July 3, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of the Company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

The separate account is divided into SELECT PORTFOLIOS and STRATEGIES, with the assets of each SELECT PORTFOLIO and STRATEGY invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the separate account, its SELECT PORTFOLIOS and STRATEGIES or the underlying investment portfolios. Values allocated to the separate account and the amount of variable annuity payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their SELECT PORTFOLIOS and STRATEGIES to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).

                                   GENERAL ACCOUNT

The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the one, three, five, seven or ten year fixed investment option and/or the one year or 6-month DCA fixed account(s) available in connection with the general account, as elected by the owner purchasing a contract. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                                   PERFORMANCE DATA

     From time to time the separate account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of Seasons Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The Separate Account may advertise "total return" data for its SELECT PORTFOLIOS and STRATEGIES. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a SELECT PORTFOLIO or STRATEGY is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that SELECT PORTFOLIO or STRATEGY made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

CASH MANAGEMENT PORTFOLIO

    Inception of the Cash Management portfolio occurred on March 26, 1999, for contracts issued to those under age 80 and on April 8, 1999, for contracts issued to those over age 80. The annualized current yield and effective yield for the Cash Management Portfolio for the seven day period ended March 31, 2000, were as follows:

                             Current Yield      Effective Yield
                             -------------      ---------------
A. Issue Age Under 80            3.45                3.51

B. Issue Age Over 80             3.24                3.29



    Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

            Base Period Return=(EV-SV-CMF)/(SV)

     where:

            SV=value of one Accumulation Unit at the start of a 7 day period

            EV=value of one Accumulation Unit at the end of the 7 day period

            CMF=an allocated portion of the $35 annual Contract Maintenance Fee, prorated for 7 days



     The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the STRATEGIES and/or SELECT PORTFOLIOS and the general account so that each STRATEGY'S and/or SELECT PORTFOLIO'S allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that STRATEGY and/or SELECT PORTFOLIO. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.


     The current yield is then obtained by annualizing the Base Period
Return:

            Current Yield=(Base Period Return)x(365/7)


OTHER PORTFOLIOS

     The Portfolios of the separate account other than the Cash Management Portfolio compute their performance data as "total return."




TOTAL RETURN FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period.
The total rate of return (T) is computed so that it satisfies the formula:

            n
     P(1 +T)  = ERV

where:    P = a hypothetical initial payment of $1,000
          T = average annual total return
          n = number of years

          ERV=redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the period (or fractional portion thereof)

The total return figures reflect the effect of both non-recurring and recurring charges. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance. Variable Annuity Account Five also funds another contract (Seasons) which has been in existence longer than the Seasons Select Variable Annuity. The Strategies in Seasons Select are also available in that other contract and have been since 4/15/97. Sales of Seasons Select began on February 18, 1999. The one year and since inception numbers for the strategies are based on Season's historical data (which is adjusted for the fees and charges applicable to Seasons Select) and represent adjusted actual performance of the separate account.


TOTAL ANNUAL RETURN FOR THE PERIOD ENDING MARCH 31, 2000 (RETURN WITH/WITHOUT REDEMPTION)ISSUE AGE UNDER 80


STRATEGIES            INCEPTION            1 YEAR RETURN**       SINCE FUND INCEPTION**
                        DATE                     W        W/O             W        W/O
Growth                 4/15/97               25.01      34.01         27.62      29.07
Moderate Growth        4/15/97               20.10      29.10         23.71      25.25
Balanced Growth        4/15/97                9.69      18.69         17.12      18.83
Conservative Growth    4/15/97                3.69      12.69         12.52      14.36


PORTFOLIOS            INCEPTION               1 YEAR RETURN      SINCE FUND INCEPTION
                        DATE                     W        W/O             W        W/O
Large Cap Growth       3/1/99                30.86      39.86         37.56      44.73
Large Cap Composite    3/1/99                14.59      23.59         18.94      26.20
Large Cap Value        3/1/99                -4.94       4.06         -0.51       6.85
Mid Cap Growth         3/1/99                64.30      73.30         68.51      75.55
Mid Cap Value          3/1/99                -0.89       8.11          1.12       8.47
Small Cap              3/1/99                35.87      44.87         38.13      45.30
International Equity   3/1/99                20.41      29.41         25.58      32.80
Diversified Fixed      3/10/99               -9.23      -0.23         -7.60      -0.03
   Income

TOTAL ANNUAL RETURN FOR THE PERIOD ENDING MARCH 31, 1999 (RETURN WITH/WITHOUT
REDEMPTION)
ISSUE AGE OVER 80



STRATEGIES            INCEPTION            1 YEAR RETURN**       SINCE FUND INCEPTION**
                        DATE                     W        W/O             W        W/O
Growth                 4/15/97               24.89      33.89         27.50      28.96
Moderate Growth        4/15/97               19.97      28.97         23.58      25.13
Balanced Growth        4/15/97                9.58      18.58         17.00      18.72
Conservative Growth    4/15/97                3.55      12.55         12.39      14.24


PORTFOLIOS            INCEPTION            1 YEAR RETURN***      SINCE FUND INCEPTION***
                        DATE                     W        W/O             W        W/O
Large Cap Growth       3/1/99                30.73      39.73         37.47      44.60
Large Cap Composite    3/1/99                14.47      23.47         18.84      26.08
Large Cap Value        3/1/99                -5.19       3.81         -0.76       6.60
Mid Cap Growth         3/1/99                64.14      73.14         68.42      75.40
Mid Cap Value          3/1/99                -1.00       8.00          1.01       8.36
Small Cap              3/1/99                35.74      44.74         38.03      45.16
International Equity   3/1/99                20.22      29.22         25.41      32.61
Diversified Fixed      3/10/99               -9.40      -0.40         -7.77      -0.20
   Income


** These rates of return were calculated utilizing Seasons rates for the related periods, adjusting for differences in fees.
*** These rates of return were calculated utilizing Seasons Select (under 80) rates for the related periods, adjusting for differences in fees.


                                   ANNUITY PAYMENTS

INITIAL ANNUITY PAYMENT

The initial annuity payment is determined by taking the contract value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of CERTAIN guarantee amounts, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

For a fixed annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity payment is due.

                                 ANNUITY UNIT VALUES

The value of an Annuity Unit is determined independently for each SELECT PORTFOLIO and STRATEGY. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a SELECT PORTFOLIO or STRATEGY exceeds 3.5010, variable annuity payments derived from allocations to that SELECT PORTFOLIO or STRATEGY will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the SELECT PORTFOLIOS and/or STRATEGIES elected, and the amount of each annuity payment will vary accordingly.

For each SELECT PORTFOLIO and/or STRATEGY, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of SELECT PORTFOLIO or STRATEGY from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any SELECT PORTFOLIO or STRATEGY for a certain month is determined by dividing (a) by (b) where:

     (a) is the Accumulation Unit value of the SELECT PORTFOLIO or STRATEGY determined as of the end of that month, and

     (b) is the Accumulation Unit value of the SELECT PORTFOLIO or STRATEGY determined as of the end of the preceding month.

The NIF for a SELECT PORTFOLIO or STRATEGY for a given month is a measure of the net investment performance of the SELECT PORTFOLIO or STRATEGY from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the SELECT PORTFOLIO or STRATEGY invests; it is also reduced by separate account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given SELECT PORTFOLIO or STRATEGY had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                               NIF = ($11.46/$11.44)
                                    = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a SELECT PORTFOLIO or STRATEGY from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that SELECT PORTFOLIO or STRATEGY for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a SELECT PORTFOLIO or STRATEGY (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                          1/[(1.035) ^ (1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the SELECT PORTFOLIO or STRATEGY was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

              $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

                              VARIABLE ANNUITY PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single SELECT PORTFOLIO or STRATEGY. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the SELECT PORTFOLIO or STRATEGY on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

P's first variable annuity payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

                First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                    Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                  Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.

Note that the amount of the first variable annuity payment depends on the contract value in the relevant SELECT PORTFOLIO or STRATEGY on the Annuity Date and thus reflects the investment performance of the SELECT PORTFOLIO or STRATEGY net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the SELECT PORTFOLIO or STRATEGY). The net investment performance of the SELECT PORTFOLIO or STRATEGY during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.

                                        TAXES

GENERAL

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. A contract owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as annuity payments under the annuity payment option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Non-qualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of annuity payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Contract owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "rollover" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contracts meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying annuity variable contracts such as the contracts. The regulations amplify the diversification requirements for variable annuity contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

MULTIPLE CONTRACTS

Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) H.R. 10 PLANS

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c) INDIVIDUAL RETIREMENT ANNUITIES

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) ROTH IRA

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the resulting income tax may be spread over four years if the conversion occurs before January 1, 1999. If and when Contracts are made available for use with Roth IRAs they may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency.

(e) CORPORATE PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) DEFERRED COMPENSATION PLANS - SECTION 457

Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest, in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an owner or a Beneficiary. As of January 1, 1999 all 457 plans of state and local governments must hold assets and income in trust (or custodial accounts or an annuity contract) for the exclusive benefit of participants and their beneficiaries.

                              DISTRIBUTION OF CONTRACTS

The contracts are offered through SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of SunAmerica Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.



                                FINANCIAL STATEMENTS


The audited consolidated financial statements of the Company as of December 31, 1999, December 31, 1998 and September 30, 1998 and for the year ended December 31, 1999, and for the three months ended December 31, 1998, and for each of the two fiscal years in the period ended September 30, 1998 are presented in this Statement of Additional Information. Effective December 31, 1999, the Company changed its fiscal year end from September 30, to December
31. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts. The financial statements of Variable Annuity Account Five (Portion Relating to the SEASONS SELECT Variable Annuity) as of March 31, 1999 and for the period from inception to March 31, 1999 are incorporated by reference to Post-Effective Amendment No. 7 under the Securities Act of 1933 ("33 Act") and No. 3 under the Investment Company Act of 1940 ("40 Act") to this Registration Statement file No. 333-67685 and 811-7727 filed on form N-4 on July 12, 1999.

Documents incorporated by reference for filing purposes will still appear at the end of this document when it is distributed upon request.


PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                        Report of Independent Accountants


To the Board of Directors and Shareholder of Anchor National Life Insurance Company:


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries (the "Company") at December 31, 1999, December 31, 1998, and September 30, 1998, and the results of their operations and their cash flows for the year ended December 31, 1999, for the three months ended December 31, 1998 and for each of the two fiscal years in the period ended September 30, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Los Angeles, California
January 31, 2000

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET

                                                                  December 31,               December 31,             September 30,
                                                                          1999                       1998                      1998
                                                               ---------------             ---------------            --------------
ASSETS

Investments:
   Cash and short-term investments                             $   475,162,000            $ 3,303,454,000           $   333,735,000
   Bonds, notes and redeemable
      preferred stocks available for sale,
      at fair value (amortized cost:
      December 1999, $4,155,728,000;
      December 1998, $4,252,740,000;
      September 1998, $1,934,863,000)                            3,953,169,000              4,248,840,000             1,954,754,000
   Mortgage loans                                                  674,679,000                388,780,000               391,448,000
   Policy loans                                                    260,066,000                320,688,000                11,197,000
   Separate account seed money                                     141,499,000                        ---                       ---
   Common stocks available for sale,
      at fair value (cost: December 1999,
      $0; December 1998, $1,409,000;
      September 1998, $115,000)                                            ---                  1,419,000                   169,000
   Partnerships                                                      4,009,000                  4,577,000                 4,403,000
   Real estate                                                      24,000,000                 24,000,000                24,000,000
   Other invested assets                                            19,385,000                 15,185,000                15,036,000
                                                               ---------------            ---------------           ---------------

   Total investments                                             5,551,969,000              8,306,943,000             2,734,742,000

Variable annuity assets held in separate
   accounts                                                     19,949,145,000             13,767,213,000            11,133,569,000
Accrued investment income                                           60,584,000                 73,441,000                26,408,000
Deferred acquisition costs                                       1,089,979,000                866,053,000               539,850,000
Receivable from brokers for sales of
   securities                                                       54,760,000                 22,826,000                23,904,000
Income taxes currently receivable                                          ---                        ---                 5,869,000
Deferred income taxes                                               53,445,000                        ---                       ---
Other assets                                                       114,612,000                109,857,000                85,926,000
                                                               ---------------            ---------------           ---------------

TOTAL ASSETS                                                   $26,874,494,000            $23,146,333,000           $14,550,268,000
                                                               ===============            ===============           ===============



                             See accompanying notes


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)

                                                                  December 31,               December 31,             September 30,
                                                                          1999                       1998                      1998
                                                               ---------------             ---------------            --------------

LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity contracts                        $ 3,254,895,000            $ 5,500,157,000           $ 2,189,272,000
   Reserves for universal life insurance
      contracts                                                  1,978,332,000              2,339,194,000                       ---
   Reserves for guaranteed investment
      contracts                                                    305,570,000                306,461,000               282,267,000
   Payable to brokers for purchases of
      securities                                                       139,000                        ---                50,957,000
   Income taxes currently payable                                   23,490,000                 11,123,000                       ---
   Modified coinsurance deposit liability                          140,757,000                        ---                       ---
   Other liabilities                                               249,224,000                160,020,000               106,594,000
                                                               ---------------            ---------------           ---------------

   Total reserves, payables
      and accrued liabilities                                    5,952,407,000              8,316,955,000             2,629,090,000
                                                               ---------------            ---------------           ---------------

Variable annuity liabilities related to
   separate accounts                                            19,949,145,000             13,767,213,000            11,133,569,000
                                                               ---------------            ---------------           ---------------

Subordinated notes payable to affiliates                            37,816,000                209,367,000                39,182,000
                                                               ---------------            ---------------           ---------------

Deferred income taxes                                                      ---                105,772,000                95,758,000
                                                               ---------------            ---------------           ---------------

Shareholder's equity:
   Common Stock                                                      3,511,000                  3,511,000                 3,511,000
   Additional paid-in capital                                      493,010,000                378,674,000               308,674,000
   Retained earnings                                               551,158,000                366,460,000               332,069,000
   Accumulated other comprehensive
      income (loss)                                               (112,553,000)                (1,619,000)                8,415,000
                                                               ---------------            ---------------           ---------------

   Total shareholder's equity                                      935,126,000                747,026,000               652,669,000
                                                               ---------------            ---------------           ---------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                     $26,874,494,000            $23,146,333,000           $14,550,268,000
                                                               ===============            ===============           ===============



                             See accompanying notes



                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME

                                                                                                         Years Ended September 30,
                                                Year Ended          Three Months Ended         -----------------------------------
                                         December 31, 1999           December 31, 1998                  1998                  1997
                                         -----------------          ------------------         -------------         -------------
Investment income                            $ 521,953,000                $ 54,278,000         $ 221,966,000         $ 210,759,000
                                             -------------                ------------         -------------         -------------

Interest expense on:
   Fixed annuity contracts                    (231,929,000)                (22,828,000)         (112,695,000)         (109,217,000)
   Universal life insurance
      contracts                               (102,486,000)                        ---                   ---                   ---
   Guaranteed investment
      contracts                                (19,649,000)                 (3,980,000)          (17,787,000)          (22,650,000)
   Senior indebtedness                            (199,000)                    (34,000)           (1,498,000)           (2,549,000)
   Subordinated notes payable
      to affiliates                             (3,474,000)                   (853,000)           (3,114,000)           (3,142,000)
                                             -------------                ------------         -------------         -------------

   Total interest expense                     (357,737,000)                (27,695,000)         (135,094,000)         (137,558,000)
                                             -------------                ------------         -------------         -------------

NET INVESTMENT INCOME                          164,216,000                  26,583,000            86,872,000            73,201,000
                                             -------------                ------------         -------------         -------------

NET REALIZED INVESTMENT
   GAINS (LOSSES)                              (19,620,000)                    271,000            19,482,000           (17,394,000)
                                             -------------                ------------         -------------         -------------

Fee income:
   Variable annuity fees                       306,417,000                  58,806,000           200,867,000           139,492,000
   Net retained commissions                     51,039,000                  11,479,000            48,561,000            39,143,000
   Asset management fees                        43,510,000                   8,068,000            29,592,000            25,764,000
   Universal life insurance
      fees                                      23,290,000                         ---                   ---                   ---
   Surrender charges                            17,137,000                   3,239,000             7,404,000             5,529,000
   Other fees                                   13,999,000                   1,738,000             3,938,000             3,218,000
                                             -------------                ------------         -------------         -------------

TOTAL FEE INCOME                               455,392,000                  83,330,000           290,362,000           213,146,000
                                             -------------                ------------         -------------         -------------

GENERAL AND ADMINISTRATIVE
   EXPENSES                                   (154,665,000)                (21,993,000)          (96,102,000)          (98,802,000)
                                             -------------                ------------         -------------         -------------

AMORTIZATION OF DEFERRED
   ACQUISITION COSTS                          (116,840,000)                (27,070,000)          (72,713,000)          (66,879,000)
                                             -------------                ------------         -------------         -------------

ANNUAL COMMISSIONS                             (40,760,000)                 (6,624,000)          (18,209,000)           (8,977,000)
                                             -------------                ------------         -------------         -------------

PRETAX INCOME                                  287,723,000                  54,497,000           209,692,000            94,295,000

Income tax expense                            (103,025,000)                (20,106,000)          (71,051,000)          (31,169,000)
                                             -------------                ------------         -------------         -------------

NET INCOME                                     184,698,000                  34,391,000           138,641,000            63,126,000
                                             -------------                ------------         -------------         -------------

Other comprehensive income (loss), net of tax:

Net unrealized gains (losses)
   on debt and equity securities
      available for sale:
      Net unrealized gains
         (losses) identified in
         the current period                   (118,669,000)                (10,249,000)           (4,027,000)           16,605,000
      Less reclassification
         adjustment for net
         realized (gains) losses
         included in net income                  7,735,000                     215,000            (5,963,000)            7,321,000
                                             -------------                ------------         -------------         -------------

OTHER COMPREHENSIVE INCOME
   (LOSS)                                     (110,934,000)                (10,034,000)           (9,990,000)           23,926,000
                                             -------------                ------------         -------------         -------------

COMPREHENSIVE INCOME                         $  73,764,000                $ 24,357,000         $ 128,651,000         $  87,052,000
                                             =============                ============         =============         =============


                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                                          Years Ended September 30,
                                                 Year Ended          Three Months Ended       -------------------------------------
                                          December 31, 1999           December 31, 1998                  1998                  1997
                                         -----------------          ------------------        ---------------       ---------------

CASH FLOWS FROM OPERATING
   ACTIVITIES:
   Net income                               $   184,698,000              $   34,391,000       $   138,641,000       $    63,126,000
   Adjustments to reconcile net
      income to net cash provided
      by operating activities:
         Interest credited to:
            Fixed annuity contracts             231,929,000                  22,828,000           112,695,000           109,217,000
            Universal life insurance
               contracts                        102,486,000                         ---                   ---                   ---
            Guaranteed investment
               contracts                         19,649,000                   3,980,000            17,787,000            22,650,000
         Net realized investment
           losses (gains)                        19,620,000                    (271,000)          (19,482,000)           17,394,000
         Amortization (accretion) of
            net premiums (discounts)
            on investments                      (18,343,000)                 (1,199,000)              447,000           (18,576,000)
         Universal life insurance
            fees                                (23,290,000)                        ---                   ---                   ---
         Amortization of goodwill                   776,000                     356,000             1,422,000             1,187,000
         Provision for deferred
            income taxes                       (100,013,000)                 15,945,000            34,087,000           (16,024,000)
   Change in:
      Accrued investment income                   9,155,000                  (1,512,000)           (4,649,000)           (2,084,000)
      Deferred acquisition costs               (208,228,000)                (34,328,000)         (160,926,000)         (113,145,000)
      Other assets                               (5,661,000)                (21,070,000)          (19,374,000)          (14,598,000)
      Income taxes currently
         payable                                 12,367,000                  16,992,000           (38,134,000)           10,779,000
      Other liabilities                          49,504,000                   5,617,000            (2,248,000)           14,187,000
   Other, net                                    15,087,000                   5,510,000            (5,599,000)              418,000
                                            ---------------              --------------       ---------------       ---------------

NET CASH PROVIDED BY OPERATING
   ACTIVITIES                                   289,736,000                  47,239,000            54,667,000            74,531,000
                                            ---------------              --------------       ---------------       ---------------

CASH FLOWS FROM INVESTING
   ACTIVITIES:
   Purchases of:
      Bonds, notes and redeemable
         preferred stocks                    (4,130,682,000)               (392,515,000)       (1,970,502,000)       (2,566,211,000)
      Mortgage loans                           (331,398,000)                 (4,962,000)         (131,386,000)         (266,771,000)
      Other investments, excluding
         short-term investments                (227,268,000)                 (1,992,000)                  ---           (75,556,000)
   Sales of:
      Bonds, notes and redeemable
         preferred stocks                     2,660,931,000                 265,039,000         1,602,079,000         2,299,063,000
      Other investments, excluding
         short-term investments                  65,395,000                     142,000            42,458,000             6,421,000
   Redemptions and maturities of:
      Bonds, notes and redeemable
         preferred stocks                     1,274,764,000                  37,290,000           424,393,000           376,847,000
      Mortgage loans                             46,760,000                   7,699,000            80,515,000            25,920,000
      Other investments, excluding
         short-term investments                  33,503,000                     853,000            67,213,000            23,940,000
   Cash and short-term investments
      acquired in coinsurance
      transaction with MBL Life
      Assurance Corporation                             ---               3,083,211,000                   ---                   ---
   Short-term investments
      transferred to First
      SunAmerica Life Insurance
      Company in assumption
      reinsurance transaction with
      MBL Life Assurance Corporation           (371,634,000)                        ---                   ---                   ---
                                            ---------------              --------------       ---------------       ---------------

NET CASH PROVIDED (USED) BY
   INVESTING ACTIVITIES                        (979,629,000)              2,994,765,000           114,770,000          (176,347,000)
                                            ---------------              --------------       ---------------       ---------------


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

                                                                                                          Years Ended September 30,
                                                 Year Ended          Three Months Ended       -------------------------------------
                                          December 31, 1999           December 31, 1998                  1998                  1997
                                          -----------------          ------------------       ---------------       ---------------
CASH FLOWS FROM FINANCING
    ACTIVITIES:
   Premium receipts on:
      Fixed annuity contracts               $ 2,016,851,000              $  351,616,000       $ 1,512,994,000        $1,097,937,000
      Universal life insurance
         contracts                               78,864,000                         ---                   ---                   ---
      Guaranteed investment
         contracts                                      ---                         ---             5,619,000            55,000,000
   Net exchanges from the fixed
      accounts of variable annuity
      contracts                              (1,821,324,000)               (448,762,000)       (1,303,790,000)         (620,367,000)
   Withdrawal payments on:
      Fixed annuity contracts                (2,232,374,000)                (41,554,000)         (191,690,000)         (242,589,000)
      Universal life insurance
         contracts                              (81,634,000)                        ---                   ---                   ---
      Guaranteed investment
         contracts                              (19,742,000)                 (3,797,000)          (36,313,000)         (198,062,000)
   Claims and annuity payments on:
      Fixed annuity contracts                   (46,578,000)                 (9,333,000)          (40,589,000)          (35,731,000)
      Universal life insurance
         contracts                             (158,043,000)                        ---                   ---                   ---
   Net receipts from (repayments
      of) other short-term
      financings                               (129,512,000)                  9,545,000           (10,944,000)           34,239,000
   Net receipt/(payment) related
      to a modified coinsurance
      transaction                               140,757,000                (170,436,000)          166,631,000                   ---
   Receipts from issuance of
      subordinated note payable
      to affiliate                                      ---                 170,436,000                   ---                   ---
   Net of capital contributions
      and return of capital                     114,336,000                  70,000,000                   ---            28,411,000
   Dividends paid                                       ---                         ---           (51,200,000)          (25,500,000)
                                            ---------------              --------------       ---------------        --------------

NET CASH  PROVIDED (USED) BY
   FINANCING ACTIVITIES                      (2,138,399,000)                (72,285,000)           50,718,000            93,338,000
                                            ---------------              --------------       ---------------        --------------

NET INCREASE (DECREASE) IN CASH
   AND SHORT-TERM INVESTMENTS                (2,828,292,000)              2,969,719,000           220,155,000            (8,478,000)

CASH AND SHORT-TERM INVESTMENTS
   AT BEGINNING OF PERIOD                     3,303,454,000                 333,735,000           113,580,000           122,058,000
                                            ---------------              --------------       ---------------        --------------

CASH AND SHORT-TERM INVESTMENTS
   AT END OF PERIOD                         $   475,162,000              $3,303,454,000       $   333,735,000        $  113,580,000
                                            ===============              ==============       ===============        ==============


SUPPLEMENTAL CASH FLOW
   INFORMATION:

   Interest paid on indebtedness            $     3,787,000              $    1,169,000       $     3,912,000        $    7,032,000
                                            ===============              ==============       ===============        ==============

   Net income taxes paid
      (refunded)                            $   190,126,000              $  (12,302,000)      $    74,932,000        $   36,420,000
                                            ===============              ==============       ===============        ==============




                             See accompanying notes

                                      ANCHOR NATIONAL LIFE INSURANCE COMPANY

                                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.       NATURE OF OPERATIONS

         Anchor National Life Insurance Company, including its wholly owned subsidiaries, (the "Company") is an Arizona-domiciled life insurance company which conducts its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations include the sale and administration of deposit-type insurance contracts, including fixed and variable annuities, universal life contracts and guaranteed investment contracts. Asset management operations, which include the distribution and management of mutual funds, are conducted by SunAmerica Asset Management Corp. Broker-dealer operations include the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc.

         The Company is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), an international insurance and financial services holding company. At December 31, 1998, the Company was a wholly owned indirect subsidiary of SunAmerica Inc., a Maryland Corporation. On January 1, 1999, SunAmerica Inc. merged with and into AIG in a tax-free reorganization that has been treated as a pooling of interests for accounting purposes. Thus, SunAmerica Inc. ceased to exist on that date. However, immediately prior to the date of the merger, substantially all of the net assets of SunAmerica Inc. were contributed to a newly formed subsidiary of AIG named SunAmerica Holdings, Inc., a Delaware Corporation. SunAmerica Holdings, Inc. subsequently changed its name to SunAmerica Inc. ("SunAmerica").

         The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain items have been reclassified to conform to the current period's presentation.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Under generally accepted accounting principles, premiums collected on the non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of earnings, as they are recorded directly to policyholders liabilities upon receipt.

         The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

         INVESTED ASSETS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

         Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

         Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Separate account seed money consists of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is valued at market. Limited partnerships are accounted for by the cost method of accounting. Real estate is carried at cost, reduced by impairment provisions. Other invested assets include collateralized bond obligations.

         Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

         INTEREST RATE SWAP AGREEMENTS: The net differential to be paid or received on interest rate swap agreements ("Swap Agreements") entered into to reduce the impact of changes in interest rates is recognized over the lives of the agreements, and such differential is classified as Investment Income or Interest Expense in the income statement. Initially, Swap Agreements are designated as hedges and, therefore, are not marked to market. However, when a hedged asset/liability is sold or repaid before the related Swap Agreement matures, the Swap Agreement is marked to market and any gain/loss is classified with any gain/loss realized on the disposition of the hedged asset/liability. Subsequently, the Swap Agreement is marked to market and the resulting change in fair value is included in Investment Income in the income

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         statement. When a Swap Agreement that is designated as a hedge is terminated before its contractual maturity, any resulting gain/loss is credited/charged to the carrying value of the asset/liability that it hedged and is treated as a premium/discount for the remaining life of the asset/liability.

         DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

         As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in accumulated other comprehensive income/(loss) that is credited or charged directly to shareholder's equity. DAC has been increased by $29,400,000 at December 31, 1999, increased by $1,400,000 at December 31, 1998, and decreased by $7,000,000 at September 30, 1998 for this adjustment.

         VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

         GOODWILL: Goodwill, amounting to $22,206,000 at December 31, 1999, is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.

         CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts, universal life insurance contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).

         MODIFIED COINSURANCE DEPOSIT LIABILITY: Cash received as part of the modified coinsurance transaction described in Note 8 is recorded as a deposit liability.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         FEE INCOME: Variable annuity fees, asset management fees, universal life insurance fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade date basis.

         INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of its direct parent, SunAmerica Life Insurance Company (the "Parent"), and its affiliate, First SunAmerica Life Insurance Company. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

         RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 addresses the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. SFAS 133 was postponed by SFAS 137, and now will be effective for the Company as of January 1, 2001. Therefore, it is not included in the accompanying financial statements. The Company has not completed its analysis of the effect of SFAS 133, but management believes that it will not have a material impact on the Company's results of operations, financial condition or liquidity.

         Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information," was adopted for the year ended December 31, 1999 and is included in Note 14 of the accompanying financial statements.

3.       FISCAL YEAR CHANGE

         Effective December 31, 1998, the Company changed its fiscal year end from September 30 to December 31. Accordingly, the consolidated financial statements include the results of operations and cash flows for the three-month transition period ended December 31, 1998. Such results are not necessarily indicative of operations for a full year. The consolidated financial statements as of and for the three months ended December 31, 1998 were originally filed as the Company's unaudited Transition Report on Form 10-Q.

         Results for the comparable prior year period are summarized below.


                                                           Three Months Ended
                                                            December 31, 1997
                                                           ------------------
         Investment income                                         59,855,000

         Net investment income                                     26,482,000

         Net realized investment gains                             20,935,000

         Total fee income                                          63,984,000

         Pretax income                                             67,654,000

         Net income                                                44,348,000
                                                                   ==========


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.       ACQUISITION

         On December 31, 1998, the Company acquired the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life") ("the Acquisition"), via a 100% coinsurance transaction, for a cash purchase price of $128,420,000. As part of this transaction, the Company acquired assets having an aggregate fair value of $5,718,227,000, composed primarily of invested assets totaling $5,715,010,000. Liabilities assumed in this acquisition totaled $5,831,266,000, including $3,460,503,000 of fixed annuity reserves, $2,308,742,000 of universal life reserves and $24,011,000 of guaranteed investment contract reserves. The excess of the purchase price over the fair value of net assets received amounted to $104,509,000 at December 31, 1999, after adjustment for the transfer of the New York business to First SunAmerica Life Insurance Company (see below), and is included in Deferred Acquisition Costs in the accompanying consolidated balance sheet. The income statement for the year ended December 31, 1999 includes the impact of the Acquisition. On a pro forma basis, assuming the Acquisition had been consummated on October 1, 1996, the beginning of the prior-year periods discussed within, investment income would have been $517,606,000 and net income would have been $158,887,000 for the year ended September 30, 1998. For the year ended September 30, 1997, investment income would have been $506,399,000 and net income would have been $83,372,000.

         Included in the block of business acquired from MBL Life were policies whose owners are residents of New York State ("the New York Business"). On July 1, 1999, the New York Business was acquired by the Company's New York affiliate, First SunAmerica Life Insurance Company ("FSA"), via an assumption reinsurance agreement, and the remainder of the business converted to assumption reinsurance in the Company, which superseded the coinsurance agreement. As part of this transfer, invested assets equal to $678,272,000, life reserves equal to $282,247,000, group pension reserves equal to $406,118,000, and other net assets of $10,093,000 were transferred to FSA.

         The $128,420,000 purchase price was allocated between the Company and FSA based on the estimated future gross profits of the two blocks of business. The portion allocated to FSA was $10,000,000.

         As part of the Acquisition, the Company received $242,473,000 from MBL to pay policy enhancements guaranteed by the MBL Life rehabilitation agreement to policyholders meeting certain requirements. A primary requirement was that annuity policyholders must have converted their MBL Life policy to a policy type currently offered by the Company or one of its affiliates by December 31, 1999. The enhancements are to be credited in four installments on January 1, 2000, June 30, 2001, June 30, 2002 and June 30, 2003, to eligible policies still active on each of those dates. On December 31, 1999, the enhancement reserve for such payments totaled $223,032,000, which includes interest accredited at 6.75% on the original reserve. Of this amount, $69,836,000 was credited to policyholders in February 2000 for the January 1, 2000 installment.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.       INVESTMENTS

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by major category follow:


                                                                                              Estimated
                                                                    Amortized                      Fair
                                                                         Cost                     Value
                                                               --------------            --------------
         AT DECEMBER 31, 1999:

         Securities of the United States
             Government                                        $   24,688,000            $   22,884,000
         Mortgage-backed securities                             1,505,729,000             1,412,134,000
         Securities of public utilities                           114,933,000               107,596,000
         Corporate bonds and notes                              1,676,006,000             1,596,469,000
         Redeemable preferred stocks                                4,375,000                 4,547,000
         Other debt securities                                    829,997,000               809,539,000
                                                               --------------            --------------

             Total                                             $4,155,728,000            $3,953,169,000
                                                               ==============            ==============

         AT DECEMBER 31, 1998:

         Securities of the United States
             Government                                        $    6,033,000            $    6,272,000
         Mortgage-backed securities                               546,790,000               553,990,000
         Securities of public utilities                           208,074,000               205,119,000
         Corporate bonds and notes                              2,624,330,000             2,616,073,000
         Redeemable preferred stocks                                6,125,000                 7,507,000
         Other debt securities                                    861,388,000               859,879,000
                                                               --------------            --------------

             Total                                             $4,252,740,000            $4,248,840,000
                                                               ==============            ==============

         AT SEPTEMBER 30, 1998:

         Securities of the United States
             Government                                        $   84,377,000            $   88,239,000
         Mortgage-backed securities                               569,613,000               584,007,000
         Securities of public utilities                           108,431,000               106,065,000
         Corporate bonds and notes                                883,890,000               884,209,000
         Redeemable preferred stocks                                6,125,000                 6,888,000
         Other debt securities                                    282,427,000               285,346,000
                                                               --------------            --------------

             Total                                             $1,934,863,000            $1,954,754,000
                                                               ==============            ==============


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.       INVESTMENTS (Continued)

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by contractual maturity, as of December 31, 1999, follow:


                                                                                                         Estimated
                                                                               Amortized                      Fair
                                                                                    Cost                     Value
                                                                          --------------            --------------
         Due in one year or less                                          $  199,679,000            $  199,198,000
         Due after one year through
             five years                                                      552,071,000               530,289,000
         Due after five years through
             ten years                                                     1,243,298,000             1,187,044,000
         Due after ten years                                                 654,951,000               624,504,000
         Mortgage-backed securities                                        1,505,729,000             1,412,134,000
                                                                          --------------            --------------

             Total                                                        $4,155,728,000            $3,953,169,000
                                                                          ==============            ==============


         Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above due to prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY


5.       INVESTMENTS (Continued)

         Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                                                   Gross                     Gross
                                                                              Unrealized                Unrealized
                                                                                   Gains                    Losses
                                                                             -----------            --------------
         AT DECEMBER 31, 1999:

         Securities of the United States
             Government                                                      $    47,000            $  (1,852,000)
         Mortgage-backed securities                                            3,238,000              (96,832,000)
         Securities of public utilities                                           13,000               (7,350,000)
         Corporate bonds and notes                                            10,222,000              (89,758,000)
         Redeemable preferred stocks                                             172,000                      ---
         Other debt securities                                                 4,275,000              (24,734,000)
                                                                             -----------            -------------

             Total                                                           $17,967,000            $(220,526,000)
                                                                             ===========            =============

         AT DECEMBER 31, 1998:

         Securities of the United States
             Government                                                      $   239,000            $         ---
         Mortgage-backed securities                                            9,398,000               (2,198,000)
         Securities of public utilities                                          926,000               (3,881,000)
         Corporate bonds and notes                                            22,227,000              (30,484,000)
         Redeemable preferred stocks                                           1,382,000                      ---
         Other debt securities                                                 2,024,000               (3,533,000)
                                                                             -----------            -------------

             Total                                                           $36,196,000            $ (40,096,000)
                                                                             ===========            =============

         AT SEPTEMBER 30, 1998:

         Securities of the United States
             Government                                                      $ 3,862,000             $         ---
         Mortgage-backed securities                                           15,103,000                  (709,000)
         Securities of public utilities                                        2,420,000                (4,786,000)
         Corporate bonds and notes                                            31,795,000               (31,476,000)
         Redeemable preferred stocks                                             763,000                       ---
         Other debt securities                                                 5,235,000                (2,316,000)
                                                                             -----------             -------------

             Total                                                           $59,178,000             $ (39,287,000)
                                                                             ===========             =============


         There were no gross unrealized gains on equity securities available for sale at December 31, 1999. Gross unrealized gains on equity securities available for sale aggregated $10,000 and $54,000 at December 31, 1998 and September 30, 1998, respectively. There were no unrealized losses at December 31, 1999, December 31, 1998, or September 30, 1998.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       INVESTMENTS (Continued)

         Gross realized investment gains and losses on sales of investments are as follows:

                                                                                                        Years Ended September 30,
                                               Year Ended          Three Months Ended          ----------------------------------
                                        December 31, 1999           December 31, 1998                  1998                  1997
                                        -----------------          ------------------          ------------          ------------
         BONDS, NOTES AND
             REDEEMABLE PREFERRED
             STOCKS:
             Realized gains                  $  8,333,000                 $ 6,669,000          $ 28,086,000          $ 22,179,000
             Realized losses                  (26,113,000)                 (5,324,000)           (4,627,000)          (25,310,000)

         COMMON STOCKS:
             Realized gains                     4,239,000                      12,000               337,000             4,002,000
             Realized losses                      (11,000)                     (9,000)                  ---              (312,000)

         OTHER INVESTMENTS:
             Realized gains                           ---                     573,000             8,824,000             2,450,000

         IMPAIRMENT WRITEDOWNS                 (6,068,000)                 (1,650,000)          (13,138,000)          (20,403,000)
                                             -------------                -----------          ------------          ------------

         Total net realized
             investment gains
             and losses                      $(19,620,000)                $   271,000          $ 19,482,000          $(17,394,000)
                                             ============                 ===========          ============          ============


         The sources and related amounts of investment income are as follows:

                                                                                                         Years Ended September 30,
                                                Year Ended          Three Months Ended          ----------------------------------
                                          December 31,1999           December 31, 1998                  1998                  1997
                                         -----------------          ------------------          ------------          ------------
         Short-term investments               $ 61,764,000                 $ 4,649,000          $ 12,524,000          $ 11,780,000
         Bonds, notes and
             redeemable preferred
             stocks                            348,373,000                  39,660,000           156,140,000           163,038,000
         Mortgage loans                         47,480,000                   7,904,000            29,996,000            17,632,000
         Common stocks                               7,000                         ---                34,000                16,000
         Real estate                              (525,000)                     13,000              (467,000)             (296,000)
         Cost-method partnerships                6,631,000                     352,000            24,311,000             6,725,000
         Other invested assets                  58,223,000                   1,700,000              (572,000)           11,864,000
                                              ------------                 -----------          ------------          ------------

             Total investment
                income                        $521,953,000                 $54,278,000          $221,966,000          $210,759,000
                                              ============                 ===========          ============          ============


         Expenses incurred to manage the investment portfolio amounted to $10,014,000 for the year ended December 31, 1999, $500,000 for the three months ended December 31, 1998, $1,910,000 for the year ended September 30, 1998 and $2,050,000 for the year ended September 30, 1997, and are included in General and Administrative Expenses in the income statement. Investment expenses have increased significantly because the size of the portfolio increased as a result of the Acquisition.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.       INVESTMENTS (Continued)

         At December 31, 1999, the following investments exceeded 10% of the Company's consolidated shareholder's equity of $935,126,000:


                                                                            Amortized                   Fair
                                                                               Cost                     Value
                                                                            ------------             ------------
         Provident Institutional Funds Inc.
             Del Treasury Trust Fund                                         113,000,000              113,000,000
         Salomon Smith Barney Repurchase
             Agreement                                                        97,000,000               97,000,000
                                                                            ------------             ------------

             Total                                                          $210,000,000             $210,000,000
                                                                            ============             ============


         At December 31, 1999, mortgage loans were collateralized by properties located in 29 states, with loans totaling approximately 36% of the aggregate carrying value of the portfolio secured by properties located in California and approximately 11% by properties located in New York. No more than 8% of the portfolio was secured by properties in any other single state.

         At December 31, 1999, bonds, notes and redeemable preferred stocks included $377,149,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at December 31, 1999.

         At December 31, 1999, the carrying value of investments in default as to the payment of principal or interest was $1,529,000, composed of $870,000 of bonds and $659,000 of mortgage loans. Such nonperforming investments had an estimated fair value of $872,000.

         As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At December 31, 1999, the Company had one outstanding Swap Agreement with a notional principal amount of $21,538,000, which matures in December 2024. The net interest paid amounted to $215,000 for the year ended December 31, 1999, $54,000 for the three months ended December 31, 1998, $278,000 for the year ended September 30, 1998, and $125,000 for the year ended September 30, 1997, and is included in Interest Expense on Guaranteed Investment Contracts in the income statement.

         At December 31, 1999, $7,418,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

6.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The  following  estimated  fair  value  disclosures  are   limited  to

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for cost-method partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

         The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

         CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

         BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

         SEPARATE ACCOUNT SEED MONEY: Carrying value is the market value of the underlying securities.

         COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         COST-METHOD PARTNERSHIPS: Fair value of limited partnerships accounted for by using the cost method is based upon the fair value of the net assets of the partnerships as determined by the general partners.

         VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

         RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

         RESERVES FOR UNIVERSAL LIFE INSURANCE CONTRACTS:  Universal  life  and

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         single life premium life contracts are assigned a fair value equal to current net surrender value.

         RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates and is net of the estimated fair value of a hedging Swap Agreement, determined from independent broker quotes.

         RECEIVABLE FROM/PAYABLE TO BROKERS FOR PURCHASES OF SECURITIES: Such obligations represent transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

         MODIFIED COINSURANCE DEPOSIT LIABILITY: Fair value is based on discounting the liability by the appropriate cost of funds, and therefore approximates carrying value.

         VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.

         SUBORDINATED NOTES PAYABLE TO AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         The estimated fair values of the Company's financial instruments at December 31, 1999, December 31, 1998 and September 30, 1998 compared with their respective carrying values, are as follows:


                                                                                Carrying                      Fair
                                                                                   Value                     Value
                                                                         ---------------           ---------------
         DECEMBER 31, 1999:

         ASSETS:
             Cash and short-term investments                             $   475,162,000           $   475,162,000
             Bonds, notes and redeemable
                preferred stocks                                           3,953,169,000             3,953,169,000
             Mortgage loans                                                  674,679,000               673,781,000
             Separate account seed money                                     141,499,000               141,499,000
             Common stocks                                                           ---                       ---
             Cost-method partnerships                                          4,009,000                 9,114,000
             Variable annuity assets held in
                separate accounts                                         19,949,145,000            19,949,145,000
             Receivable from brokers for sales
                of securities                                                 54,760,000                54,760,000

         LIABILITIES:
             Reserves for fixed annuity contracts                          3,254,895,000             3,053,660,000
             Reserves for universal life insurance
                contracts                                                  1,978,332,000             1,853,442,000
             Reserves for guaranteed investment
                contracts                                                    305,570,000               305,570,000
             Payable to brokers for purchases
                of securities                                                    139,000                   139,000
             Modified coinsurance deposit
                liability                                                    140,757,000               140,757,000
             Variable annuity liabilities related
                to separate accounts                                      19,949,145,000            19,367,834,000
             Subordinated notes payable to
                affiliates                                                    37,816,000                38,643,000
                                                                         ===============           ===============

         DECEMBER 31, 1998:

         ASSETS:
             Cash and short-term investments                             $ 3,303,454,000           $ 3,303,454,000
             Bonds, notes and redeemable
                preferred stocks                                           4,248,840,000             4,248,840,000
             Mortgage loans                                                  388,780,000               411,230,000
             Separate account seed money                                             ---                       ---
             Common stocks                                                     1,419,000                 1,419,000
             Cost-method partnerships                                          4,577,000                12,802,000
             Variable annuity assets held in
                separate accounts                                         13,767,213,000            13,767,213,000
             Receivable from brokers for sales
                of securities                                                 22,826,000                22,826,000

         LIABILITIES:
             Reserves for fixed annuity contracts                          5,500,157,000             5,437,045,000
             Reserves for universal life
                insurance contracts                                        2,339,194,000             2,339,061,000
             Reserves for guaranteed investment
                contracts                                                    306,461,000               306,461,000
             Variable annuity liabilities related
                to separate accounts                                      13,767,213,000            13,287,434,000
             Subordinated notes payable to
                affiliates                                                   209,367,000               211,058,000
                                                                         ===============           ===============


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                                                Carrying                      Fair
                                                                                   Value                     Value
                                                                         ---------------           ---------------
         SEPTEMBER 30, 1998:

         ASSETS:
             Cash and short-term investments                             $   333,735,000           $   333,735,000
             Bonds, notes and redeemable
                preferred stocks                                           1,954,754,000             1,954,754,000
             Mortgage loans                                                  391,448,000               415,981,000
             Separate account seed money                                             ---                       ---
             Common stocks                                                       169,000                   169,000
             Cost-method partnerships                                          4,403,000                12,744,000
             Variable annuity assets held in
                separate accounts                                         11,133,569,000            11,133,569,000
             Receivable from brokers for sales
                of securities                                                 23,904,000                23,904,000

         LIABILITIES:
             Reserves for fixed annuity contracts                          2,189,272,000             2,116,874,000
             Reserves for guaranteed investment
                contracts                                                    282,267,000               282,267,000
             Payable to brokers for purchases
                of securities                                                 50,957,000                50,957,000
             Variable annuity liabilities related
                to separate accounts                                      11,133,569,000            10,696,607,000
             Subordinated notes payable to
                affiliates                                                    39,182,000                41,272,000
                                                                         ===============           ===============


7.       SUBORDINATED NOTES PAYABLE TO AFFILIATES

         At December 31, 1998, Subordinated Notes Payable to Affiliates included a surplus note (the "Note") payable to its immediate parent, SunAmerica Life Insurance Company (the "Parent"), for $170,436,000. On June 30, 1999, the Parent cancelled the Note and forgave the interest earned. Funds received were reclassified to Additional Paid-in Capital in the accompanying consolidated balance sheet.

         Subordinated notes and accrued interest payable to affiliates totaled $37,816,000 at interest rates ranging from 8% to 9% at December 31, 1999, and require principal payments of $5,400,000 in 2000, $10,000,000 in 2001 and $22,060,000 in 2002.

8.       REINSURANCE

         The business which was assumed from MBL Life is subject to existing reinsurance ceded agreements. At December 31, 1998, the maximum retention on any single life was $2,000,000, and a total credit of $5,057,000 was taken against the life insurance reserves, representing predominantly yearly renewable term reinsurance. In order to limit even further the exposure to loss on any single insured and to recover an additional portion of the benefits paid over such limits, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

8.       REINSURANCE (Continued)

         one insured life. At December 31, 1999, a total reserve credit of $3,560,000 was taken against the life insurance reserves. With respect to these coinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

         On August 1, 1999, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Hawaii), a non-affiliated stock life insurer. The transaction is accounted for as reinsurance for statutory reporting purposes. As part of the transaction, the Company received cash in the amount of $150,000,000 and recorded a corresponding deposit liability. As payments are made to the reinsurer, the deposit liability is relieved. The cost of this program, $3,621,000 in 1999, is classified as General and Administrative Expenses in the income statement.

         On August 11, 1998, the Company entered into a similar modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Cayman), a Cayman Islands stock life insurance company, effective December 31, 1997. As a part of this transaction, the Company received cash amounting to approximately $188,700,000, and recorded a corresponding reduction of DAC related to the coinsured annuities. As payments were made to the reinsurer, the reduction of DAC was relieved. Certain expenses related to this transaction were charged directly to DAC amortization in the income statement. The net effect of this transaction in the income statement was not material.

         On December 31, 1998, the Company recaptured this business. As part of this recapture, the Company paid cash of $170,436,000 and recorded an increase in DAC of $167,202,000 with the balance of $3,234,000 being recorded as DAC amortization in the income statement.

9.       CONTINGENT LIABILITIES

         The Company has entered into four agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees is $359,400,000. The Company's Parent currently shares in the liabilities and fees of two of these agreements. The Parent's share in these liabilities will increase by $150,000,000 subsequent to December 31, 1999, and the Company's share will decrease to $209,400,000. Management does not anticipate any material future losses with respect to these liquidity support facilities.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

9.       CONTINGENT LIABILITIES (Continued)

         The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position, results of operations or cash flows.

         The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. The Guarantee is unconditional and irrevocable, and policyholders have the right to enforce the Guarantee directly against American Home.

         The Company's current financial strength rating from Moody's is based in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligation of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the support agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

         American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10.      SHAREHOLDER'S EQUITY

         The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 1999, December 31, 1998 and September 30, 1998, 3,511 shares were outstanding.

         Changes in shareholder's equity are as follows:

                                                                                                          Years Ended September 30,
                                                     Year Ended      Three Months Ended          ----------------------------------
                                              December 31, 1999       December 31, 1998                  1998                  1997
                                              -----------------      ------------------          ------------          ------------
         ADDITIONAL PAID-IN
             CAPITAL:
             Beginning balances                   $ 378,674,000            $308,674,000          $308,674,000          $280,263,000
             Reclassification of
                Note by the Parent                  170,436,000                     ---                   ---                   ---
             Return of capital                     (170,500,000)                    ---                   ---                   ---
             Capital contributions
                received                            114,250,000              70,000,000                   ---            28,411,000
             Contribution of
                partnership
                investment                              150,000                     ---                   ---                   ---
                                                  -------------            ------------          ------------          ------------

         Ending balances                          $ 493,010,000            $378,674,000          $308,674,000          $308,674,000
                                                  =============            ============          ============          ============

         RETAINED EARNINGS:
             Beginning balances                   $ 366,460,000            $332,069,000          $244,628,000          $207,002,000
             Net income                             184,698,000              34,391,000           138,641,000            63,126,000
             Dividends paid                                 ---                     ---           (51,200,000)          (25,500,000)
                                                  -------------            ------------          ------------          ------------

         Ending balances                          $ 551,158,000            $366,460,000          $332,069,000          $244,628,000
                                                  =============            ============          ============          ============

         ACCUMULATED OTHER
             COMPREHENSIVE INCOME
             (LOSS):
                Beginning balances                $  (1,619,000)           $  8,415,000          $ 18,405,000          $ (5,521,000)
                Change in net
                   unrealized gains
                   (losses) on debt
                   securities
                   available for sale              (198,659,000)            (23,791,000)          (23,818,000)           57,463,000
                Change in net
                   unrealized gains
                   (losses) on equity
                   securities
                   available for sale                   (10,000)                (44,000)             (950,000)              (55,000)
                Change in adjustment
                   to deferred
                   acquisition costs                 28,000,000               8,400,000             9,400,000           (20,600,000)
                Tax effects of net
                   changes                        $  59,735,000               5,401,000             5,378,000           (12,882,000)
                                                  -------------            ------------          ------------          ------------

         Ending balances                          $(112,553,000)           $ (1,619,000)         $  8,415,000          $ 18,405,000
                                                  =============            ============          ============          ============


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10.      SHAREHOLDER'S EQUITY (Continued)

         Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations less equity in undistributed income or loss of subsidiaries included in net investment income if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. No dividends were paid in the year ended December 31, 1999 or the three months ended December 31, 1998. Dividends in the amounts of $51,200,000 and $25,500,000 were paid on June 4, 1998 and April 1, 1997, respectively. Dividends of $69,000,000 were paid on March 1, 2000.

         Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the year ended December 31, 1999 was $261,539,000. The statutory net loss for the year ended December 31, 1998 was $98,766,000. The statutory net income for the year ended December 31, 1997 totaled $74,407,000. The Company's statutory capital and surplus totaled $694,621,000 at December 31, 1999, $443,394,000 at December 31, 1998 and $537,542,000
         at September 30, 1998.

         On June 30, 1999, the Parent cancelled the Company's surplus note payable of $170,436,000 and funds received were reclassified to Additional Paid-in Capital in the accompanying consolidated balance sheet. On September 9, 1999, the Company paid $170,500,000 to its Parent as a return of capital. On September 14, 1999 and October 25, 1999, the Parent contributed additional capital to the Company in the amounts of $54,250,000 and $60,000,000, respectively. Also on December 31, 1999, the Parent made a $150,000 contribution of partnership investments.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.      INCOME TAXES

         The components of the provisions for federal income taxes on pretax income consist of the following:


                                                           Net Realized
                                                             Investment
                                                          Gains (Losses)      Operations                    Total
                                                          --------------      ----------            -------------
         YEAR ENDED DECEMBER 31, 1999:

         Currently payable                                 $  6,846,000        $196,192,000         $ 203,038,000
         Deferred                                           (13,713,000)        (86,300,000)         (100,013,000)
                                                           ------------        ------------         -------------

             Total income tax expense
               (benefit)                                   $ (6,867,000)       $109,892,000         $ 103,025,000
                                                           ============        ============         =============

         THREE MONTHS ENDED DECEMBER 31, 1998:

         Currently payable                                 $    740,000        $  3,421,000        $   4,161,000
         Deferred                                              (620,000)         16,565,000            15,945,000
                                                           ------------        ------------         -------------

             Total income tax expense                      $    120,000        $ 19,986,000         $  20,106,000
                                                           ============        ============         =============

         YEAR ENDED SEPTEMBER 30, 1998:

         Currently payable                                 $  4,221,000        $ 32,743,000        $  36,964,000
         Deferred                                              (550,000)         34,637,000            34,087,000
                                                           ------------        ------------         -------------

             Total income tax expense                      $  3,671,000        $ 67,380,000         $  71,051,000
                                                           ============        ============         =============

         YEAR ENDED SEPTEMBER 30, 1997:

         Currently payable                                 $ (3,635,000)       $ 50,828,000         $  47,193,000
         Deferred                                            (2,258,000)        (13,766,000)          (16,024,000)
                                                           ------------        ------------         -------------

             Total income tax expense
               (benefit)                                   $ (5,893,000)       $ 37,062,000         $  31,169,000
                                                           ============        ============         =============


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.      INCOME TAXES (Continued)

         Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                                                                         Years Ended September 30,
                                                  Year Ended        Three Months Ended           ---------------------------------
                                           December 31, 1999         December 31, 1998                  1998                  1997
                                           -----------------        ------------------           -----------           -----------
         Amount computed at
             statutory rate                     $100,703,000               $19,074,000           $73,392,000           $33,003,000
         Increases (decreases)
             resulting from:
                Amortization of
                   differences between
                   book and tax bases
                   of net assets
                   acquired                          609,000                   146,000               460,000               666,000
                State income taxes,
                   net of federal tax
                   benefit                         7,231,000                 1,183,000             5,530,000             1,950,000
                Dividends-received
                   deduction                      (3,618,000)                 (345,000)           (7,254,000)           (4,270,000)
                Tax credits                       (1,346,000)                                     (1,296,000)             (318,000)
                Other, net                          (554,000)                   48,000               219,000               138,000
                                                ------------               -----------           -----------           -----------

                Total income tax
                   expense                      $103,025,000               $20,106,000           $71,051,000           $31,169,000
                                                ============               ===========           ===========           ===========


         For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at December 31, 1999. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.      INCOME TAXES (Continued)


                                                                 December 31,               December 31,             September 30,
                                                                         1999                       1998                      1998
                                                                -------------              -------------             -------------
         DEFERRED TAX LIABILITIES:
         Investments                                            $  23,208,000              $  18,174,000             $  17,643,000
         Deferred acquisition costs                               272,697,000                222,943,000               223,392,000
         State income taxes                                         5,203,000                  3,143,000                 2,873,000
         Other liabilities                                         18,658,000                 13,906,000                   144,000
         Net unrealized gains on debt
             and equity securities
             available for sale                                           ---                        ---                 4,531,000
                                                                -------------              -------------             -------------
         Total deferred tax liabilities                         $ 319,766,000                258,166,000               248,583,000
                                                                -------------              -------------             -------------

         DEFERRED TAX ASSETS:
         Contractholder reserves                                 (261,781,000)              (148,587,000)             (149,915,000)
         Guaranty fund assessments                                 (2,454,000)                (2,935,000)               (2,910,000)
         Deferred income                                          (48,371,000)                       ---                       ---
         Other assets                                                     ---                        ---                       ---
         Net unrealized losses on
             debt and equity securities
             available for sale                                   (60,605,000)                 ( 872,000)                      ---
                                                                -------------              -------------             -------------
         Total deferred tax assets                               (373,211,000)              (152,394,000)             (152,825,000)
                                                                -------------              -------------             -------------
         Deferred income taxes                                  $ (53,445,000)             $ 105,772,000             $  95,758,000
                                                                =============              =============             =============


         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

12.      COMPREHENSIVE INCOME

         Effective October 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130") which requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. The adoption of SFAS 130 did not have an impact on the Company's results of operations, financial condition or liquidity. Comprehensive income amounts for the prior years are disclosed to conform to the current year's presentation.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

12.      COMPREHENSIVE INCOME (Continued)

         The before tax, after tax, and tax benefit (expense) amounts for each component of the increase or decrease in unrealized losses or gains on debt and equity securities available for sale for both the current and prior periods are summarized below:


                                                                                         Tax Benefit
                                                                 Before Tax               (Expense)               Net of Tax
                                                                -----------              -----------             -----------
         YEAR ENDED DECEMBER 31,
         1999:

         Net unrealized losses on debt and
             equity securities available
             for sale identified in the
             current period                                     $(217,259,000)           $ 76,041,000            $(141,218,000)

         Increase in deferred acquisition
             cost adjustment identified in
             the current period                                    34,690,000             (12,141,000)              22,549,000
                                                                -------------            ------------            -------------

         Subtotal                                                (182,569,000)             63,900,000             (118,669,000)
                                                                -------------            ------------            -------------

         Reclassification adjustment for:
             Net realized losses included
                in net income                                      18,590,000              (6,507,000)              12,083,000
             Related change in deferred
                acquisition costs                                  (6,690,000)              2,342,000               (4,348,000)
                                                                -------------            ------------            -------------
             Total reclassification
                adjustment                                         11,900,000              (4,165,000)               7,735,000
                                                                -------------            ------------            -------------

         Total other comprehensive
             loss                                               $(170,669,000)           $ 59,735,000            $(110,934,000)
                                                                =============            ============            =============

         THREE MONTHS ENDED DECEMBER 31,
         1998:

         Net unrealized losses on debt
             and equity securities available
             for sale identified in the
             current period                                     $ (24,345,000)           $  8,521,000            $ (15,824,000)

         Increase in deferred acquisition
             cost adjustment identified in
             the current period                                     8,579,000              (3,004,000)               5,575,000
                                                                -------------            ------------            -------------

         Subtotal                                                 (15,766,000)              5,517,000              (10,249,000)
                                                                -------------            ------------            -------------

         Reclassification adjustment for:
             Net realized losses included
                in net income                                         510,000                (179,000)                 331,000
             Related change in deferred
                acquisition costs                                    (179,000)                 63,000                 (116,000)
                                                                -------------            ------------            -------------
             Total reclassification
                adjustment                                            331,000                (116,000)                 215,000
                                                                -------------            ------------            -------------

         Total other comprehensive loss                         $ (15,435,000)           $  5,401,000            $ (10,034,000)
                                                                =============            ============            =============


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.      COMPREHENSIVE INCOME (Continued)


                                                                                         Tax Benefit
                                                                 Before Tax              (Expense)                Net of Tax
                                                                 ------------            ------------             ------------
         YEAR ENDED SEPTEMBER 30,
         1998:

         Net unrealized losses on debt and
             equity securities available
             for sale identified in the
             current period                                      $(10,281,000)           $  3,598,000              $(6,683,000)

         Increase in deferred acquisition
             cost adjustment identified in
             the current period                                     4,086,000              (1,430,000)               2,656,000
                                                                 ------------            ------------              -----------

         Subtotal                                                  (6,195,000)              2,168,000               (4,027,000)
                                                                 ------------            ------------              -----------

         Reclassification adjustment for:
             Net realized losses included
                in net income                                     (14,487,000)              5,070,000               (9,417,000)
             Related change in deferred
                acquisition costs                                   5,314,000              (1,860,000)               3,454,000
                                                                 ------------            ------------              -----------
             Total reclassification
                adjustment                                         (9,173,000)              3,210,000               (5,963,000)
                                                                 ------------            ------------              -----------

         Total other comprehensive loss                          $(15,368,000)           $  5,378,000              $(9,990,000)
                                                                 ============            ============              ===========

         YEAR ENDED SEPTEMBER 30,
         1997:

         Net unrealized gains on debt
             and equity securities available
             for sale identified in the
             current period                                      $ 40,575,000            $(14,201,000)             $26,374,000

         Decrease in deferred acquisition
             cost adjustment identified in
             the current period                                   (15,031,000)              5,262,000               (9,769,000)
                                                                 ------------            ------------              -----------

         Subtotal                                                  25,544,000              (8,939,000)              16,605,000
                                                                 ------------            ------------              -----------

         Reclassification adjustment for:
             Net realized losses included
                in net income                                      16,832,000              (5,891,000)              10,941,000
             Related change in deferred
                acquisition costs                                  (5,569,000)              1,949,000               (3,620,000)
                                                                 ------------            ------------              -----------
             Total reclassification
                adjustment                                         11,263,000              (3,942,000)               7,321,000
                                                                 ------------            ------------              -----------

         Total other comprehensive
             income                                              $ 36,807,000            $(12,881,000)             $23,926,000
                                                                 ============            ============              ===========


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.      RELATED-PARTY MATTERS

         The Company pays commissions to five affiliated companies: SunAmerica Securities, Inc.; Advantage Capital Corp.; Financial Services Corp.; Sentra Securities Corp.; and Spelman & Co. Inc. Commissions paid to these broker-dealers totaled $37,435,000 in the year ended December 31, 1999, $6,977,000 in the three months ended December 31, 1998, and $32,946,000 in the year ended September 30, 1998 and $25,492,000 in the year ended September 30, 1997. These broker-dealers, when combined with the Company's wholly owned broker-dealer, represent a significant portion of the Company's business, amounting to approximately 35.6% of premiums in the year ended December 31, 1999 and the three months ended December 31, 1998, 33.6% in the year ended September 30, 1998 and 36.1% in the year ended September 30, 1997.

         The Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent and SunAmerica, an indirect parent. Amounts paid for such services totaled $105,059,000 for the year ended December 31, 1999, $21,593,000 for the three months ended December 31, 1998, $84,975,000 for the year ended September 30, 1998 and $86,116,000 for the year ended September 30, 1997. The marketing component of such costs during these periods amounted to $53,385,000, $9,906,000, $39,482,000 and $31,968,000,
         respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of such costs are included in General and Administrative Expenses in the income statement.

         At December 31, 1999 and 1998, the Company held bonds with a fair value of $50,000 and $84,965,000, respectively, which were issued by its affiliate, International Lease Finance Corp. The amortized cost of these bonds is equal to the fair value. At September 30, 1998 and 1997, the Company held no investments issued by any of its affiliates.

         During the year ended December 31, 1999, the Company transferred short-term investments and bonds to FSA with an aggregate fair value of $634,596,000 as part of the transfer of the New York Business from the Acquisition (See Note 4). The Company recorded a net realized loss of $5,144,000 on the transfer of these assets.

         During the year ended December 31, 1999, the Company purchased certain invested assets from SunAmerica for cash equal to their current market value of $161,159,000.

         For the three months ended December 31, 1998, the Company made no purchases or sales of invested assets from or to the Parent or its affiliates.

         During the year ended September 30, 1998, the Company sold various invested assets to SunAmerica for cash equal to their current market value of $64,431,000. The Company recorded a net gain aggregating $16,388,000 on such transactions.

         During the year ended September 30, 1998, the Company purchased certain invested assets from SunAmerica, the Parent and CalAmerica Life Insurance Company ("CalAmerica"), a wholly-owned subsidiary of the Parent that has since merged into the Parent, for cash equal to their current market value which aggregated $20,666,000, $10,468,000

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.      RELATED-PARTY MATTERS (Continued)

         and $61,000, respectively.

         During the year ended September 30, 1997, the Company sold various invested assets to the Parent and CalAmerica for cash equal to their current market value of $15,776,000 and $15,000, respectively. The Company recorded a net gain aggregating $276,000 on such transactions.

         During the year ended September 30, 1997, the Company purchased certain invested assets from the Parent and CalAmerica for cash equal to their current market value of $8,717,000 and $284,000, respectively.

14.      BUSINESS SEGMENTS

         Effective January 1, 1999, the Company adopted Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosures about Segments of an Enterprise and Related Information," which requires the reporting of certain financial information by business segment. For the purpose of providing segment information, the Company has three business segments: annuity operations, asset management operations and broker-dealer operations. The annuity operations focus primarily on the marketing of variable annuity products and the administration of the universal life business acquired from MBL Life in 1998 (See Note 4). The Company's variable annuity products offer investors a broad spectrum of fund alternatives, with a choice of investment managers, as well as guaranteed fixed-rate account options. The Company earns fee income on investments in the variable options and net investment income on the fixed-rate options. The asset management operations are conducted by the Company's registered investment advisor subsidiary, SunAmerica Asset Management Corp. ("SunAmerica Asset Management"), and its related distributor. SunAmerica Asset Management earns fee income by distributing and managing a diversified family of mutual funds, by managing certain subaccounts within the Company's variable annuity products and by providing professional management of individual, corporate and pension plan portfolios. The broker-dealer operations are conducted by the Company's broker-dealer subsidiary, Royal Alliance Associates, Inc. ("Royal"), which sells proprietary annuities and mutual funds, as well as a full range of non-proprietary investment products.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

14.      BUSINESS SEGMENTS (Continued)

         Summarized data for the Company's business segments follow:


                                                                       Asset                  Broker
                                                Annuity              Management               Dealer
                                              Operations             Operations             Operations                 Total
                                             ---------------         -----------            -----------           ---------------
         YEAR ENDED DECEMBER 31, 1999:

         Total assets                        $26,649,310,000         $150,966,000            $74,218,000          $26,874,494,000
         Expenditures for long-
             lived assets                                ---            2,563,000              2,728,000                5,291,000
         Investment in subsidiaries                      ---                  ---                    ---                      ---

         Revenue from external
             customers                           790,697,000           54,652,000             41,185,000              886,534,000
         Intersegment revenue                            ---           62,998,000              8,193,000               71,191,000
                                             ---------------         ------------            -----------          ---------------

         Total revenue                           790,697,000          117,650,000             49,378,000              957,725,000
                                             ===============         ============            ===========          ===============


         Investment income                       511,914,000            9,072,000                967,000              521,953,000
         Interest expense                       (354,263,000)          (3,085,000)              (389,000)            (357,737,000)
         Depreciation and
             amortization expense                (95,408,000)         (23,249,000)            (3,234,000)            (121,891,000)
         Income from unusual
             transactions                                ---                  ---                    ---                      ---
         Pretax income                           199,333,000           67,779,000             20,611,000              287,723,000
         Income tax expense                      (65,445,000)         (28,247,000)            (9,333,000)            (103,025,000)
         Income from extraordinary
             items                                       ---                  ---                    ---                      ---
         Net income                          $   133,888,000         $ 39,532,000            $11,278,000          $   184,698,000
                                             ===============         ============            ===========          ===============


         Significant non-cash
             items                           $           ---         $        ---            $       ---          $           ---
                                             ===============         ============            ===========          ===============


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

14.      BUSINESS SEGMENTS (Continued)


                                                                         Asset                 Broker-
                                                 Annuity                Management             Dealer
                                               Operations              Operations            Operations                Total
                                              --------------          ------------           ------------          ---------------
         THREE MONTHS ENDED
         DECEMBER 31, 1998:

         Total assets                         $22,982,323,000         $104,473,000            $59,537,000          $23,146,333,000
         Expenditures for long-
             lived assets                                 ---              328,000              1,005,000                1,333,000
         Investment in subsidiaries                       ---                  ---                    ---                      ---

         Revenue from external
             customers                            103,626,000           11,103,000              9,605,000              124,334,000
         Intersegment revenue                             ---           11,871,000              1,674,000               13,545,000
                                              ---------------         ------------            -----------          ---------------

         Total revenue                            103,626,000           22,974,000             11,279,000              137,879,000
                                              ===============         ============            ===========          ===============


         Investment income                         53,149,000              971,000                158,000               54,278,000
         Interest expense                         (26,842,000)            (752,000)              (101,000)             (27,695,000)
         Depreciation and
             amortization expense                 (23,236,000)          (4,204,000)              (561,000)             (28,001,000)
         Income from unusual
             transactions                                 ---                  ---                    ---                      ---
         Pretax income                             36,961,000           13,092,000              4,444,000               54,497,000
         Income tax expense                       (12,978,000)          (5,181,000)            (1,947,000)             (20,106,000)
         Income from extraordinary
             items                                        ---                  ---                    ---                      ---
         Net income                           $    23,983,000         $  7,911,000            $ 2,497,000          $    34,391,000
                                              ===============         ============            ===========          ===============


         Significant non-cash
             items                            $           ---         $        ---            $       ---          $           ---
                                              ===============         ============            ===========          ===============


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

14.      BUSINESS SEGMENTS (Continued)


                                                                        Asset                  Broker-
                                                 Annuity              Management               Dealer
                                               Operations             Operations             Operations                TOTAL
                                              --------------          ------------           ------------          ---------------
         YEAR ENDED SEPTEMBER 30, 1998:

         Total assets                         $14,389,922,000         $104,476,000           $ 55,870,000          $14,550,268,000
         Expenditures for long-
             lived assets                                 ---              477,000              5,289,000                5,766,000
         Investment in subsidiaries                       ---                  ---                    ---                      ---

         Revenue from external
             customers                            410,011,000           34,396,000             39,729,000              484,136,000
         Intersegment revenue                             ---           40,040,000              7,634,000               47,674,000
                                              ---------------         ------------           ------------          ---------------

         Total revenue                            410,011,000           74,436,000             47,363,000              531,810,000
                                              ===============         ============           ============          ===============


         Investment income                        218,044,000            2,839,000              1,083,000              221,966,000
         Interest expense                        (131,980,000)          (2,709,000)              (405,000)            (135,094,000)
         Depreciation and
             amortization expense                 (60,731,000)         (14,780,000)            (1,770,000)             (77,281,000)
         Income from unusual
             transactions                                 ---                  ---                    ---                      ---
         Pretax income                            148,084,000           39,207,000             22,401,000              209,692,000
         Income tax expense                       (44,706,000)         (15,670,000)           (10,675,000)             (71,051,000)
         Income from extraordinary
             items                                        ---                  ---                    ---                      ---
         Net income                           $   103,378,000         $ 23,537,000           $ 11,726,000          $   138,641,000
                                              ===============         ============           ============          ===============


         Significant non-cash
             items                            $           ---         $        ---           $        ---          $           ---
                                              ===============         ============           ============          ===============


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

14.      BUSINESS SEGMENTS (Continued)


                                                                         Asset                 Broker-
                                                 Annuity                Management             Dealer
                                               Operations              Operations            Operations                Total
                                              --------------          ------------           ------------          ---------------
         YEAR ENDED SEPTEMBER 30, 1997:

         Total assets                         $12,440,311,000         $ 81,518,000            $51,400,000          $12,573,229,000
         Expenditures for long-
             lived assets                                 ---              804,000              4,527,000                5,331,000
         Investment in subsidiaries                       ---                  ---                    ---                      ---

         Revenue from external
             customers                            317,061,000           28,655,000             31,678,000              377,394,000
         Intersegment revenue                             ---           22,790,000              6,327,000               29,117,000
                                              ---------------         ------------            -----------          ---------------

         Total revenue                            317,061,000           51,445,000             38,005,000              406,511,000
                                              ===============         ============            ===========          ===============


         Investment income                        208,382,000            1,445,000                932,000              210,759,000
         Interest expense                        (134,416,000)          (2,737,000)              (405,000)            (137,558,000)
         Depreciation and
             amortization expense                 (55,675,000)         (16,357,000)              (689,000)             (72,721,000)
         Income from unusual
             transactions                                 ---                  ---                    ---                      ---
         Pretax income                             58,291,000           19,299,000             16,705,000               94,295,000
         Income tax expense                       (16,318,000)          (7,850,000)            (7,001,000)             (31,169,000)
         Income from extraordinary
             items                                        ---                  ---                    ---                      ---
         Net income                           $    41,973,000         $ 11,449,000            $ 9,704,000          $    63,126,000
                                              ===============         ============            ===========          ===============


         Significant non-cash
             items                            $           ---         $        ---            $       ---          $           ---
                                              ===============         ============            ===========          ===============


         Substantially all of the Company's revenues are derived from the United States.

         The accounting policies of the segments are as described in the summary of significant accounting policies (Note 2). The Parent makes expenditures for long-lived assets for the annuity operations segment and allocates depreciation of such assets to the annuity operations segment. The annuity operations and asset management operations pay commissions to Royal for sales of their proprietary products. Approximately 90% of these commission payments are in turn paid to registered representatives of Royal, with the remainder of the revenue reflected in Net Retained Commissions. In addition, premiums from variable annuity policies sold by the Company are held in trusts that are owned by the Company, although the assets directly support policyholder obligations. SunAmerica Asset Management is the Investment Advisor for all of the subaccounts of these trusts, for which service it receives fees which are direct expenses of the trusts. Such fees are reported as Variable Annuity Fees in the consolidated income statement and are shown as intersegment revenues in the business segments disclosure above, although there is no corresponding expense on the books of any segment.

         The annuity operations segment's products are marketed through over 800 independent broker-dealers, full-service securities firms and financial institutions, in addition to the Company's affiliated broker-dealers. Those independent selling organizations

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

14.      BUSINESS SEGMENTS (Continued)

         responsible for over 10% of sales represented 12.0% of sales in the year ended December 31, 1999, 14.7% in the three months ended December 31, 1998, 16.8% in the year ended September 30, 1998, and 18.4% and 10.2% in the year ended September 30, 1997. Registered representatives sell products for the Company's asset management operations and sell products offered by the broker-dealer operations. Revenue from any single registered representative or group of registered representatives do not compose a material percentage of total revenues in either the asset management operations or the broker-dealer operations.

15.      SUBSEQUENT EVENTS

         On March 1, 2000, the Company paid dividends of $69,000,000 to the Parent.

                          PART C -- OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements


    The following financial statements are included in Part B of the Registration Statement:



       Audited Consolidated Financial Statements of Anchor National Life Insurance Company as of December 31, 1999, December 31, 1998 and September 30, 1998, and for the year ended December 31, 1999, and for the three months ended December 31, 1998 and for each of the two fiscal years in the period ended September 30, 1998.

       Audited Financial Statements of Variable Annuity Account Five (Portion Relating to the SEASON SELECT Variable Annuity) as of March 31, 1999 and for the period from inception to March 31, 1999.
       [INCORPORATED BY REFERENCE]



(b) Exhibits


      (1)  Resolutions Establishing Separate Account....................  ****
      (2)  Form of Custody Agreements...................................  ****
      (3)  (a) Form of Distribution Contract............................  ****
           (b) Form of Selling Agreement................................  ****
      (4)  (a) Seasons Select Variable Annuity Group Certificate........  +
           (b) Seasons Select Individual Variable Annuity Contract......  +
      (5)  (a) Seasons Select Enrollment Form for Group Annuity
                 Certificate............................................  +
           (b) Seasons Select Application for Individual Contract.......  +
      (6)  Depositor -- Corporate Documents
           (a) Certificate of Incorporation.............................  ****
           (b) By-Laws..................................................  ****
      (7)  Reinsurance Contract.........................................  **
      (8)  Form of Seasons Series Trust Fund Participation Agreement....  ****
      (9)  Opinion and Consent of Counsel...............................  ****
     (10)  Consent of Independent Accountants...........................  *
     (11)  Financial Statements Omitted from Item 23....................  **
     (12)  Initial Capitalization Agreement.............................  **
     (13)  Performance Computations.....................................  ++
     (14)  Diagram and Listing of All Persons Directly or Indirectly
            Controlled By or Under Common Control with Anchor National
            Life Insurance Company, the Depositor of Registrant.........  *
     (15)  Powers of Attorney...........................................  ***


------------------------

   *Herewith

  **Not Applicable

 ***Filed in the Initial Registration Statement of Variable Annuity
    Account Five (811-7727) and Anchor National Life Insurance Company (333-67685) on November 20, 1998


****Filed in the Registration Statement of Variable Annuity Account Five
    (811-7727) and Anchor National Life Insurance Company (333-08859), Pre-Effective Amendment No. 1 on March 11, 1997


   +Filed in the Registration Statement of Variable Annuity Account
    Five (811-7727) and Anchor National Life Insurance Company
    (333-08859), Pre-Effective Amendment Numbers 2 and 3 on July 27, 1998

  ++Filed on July 12, 1999, Post-Effective Amendment No. 2 under Securities
    Act of 1933 (the 33 Act) and No. 6 under the Investment Company Act of 1940 (the 40 Act) to Registration Statement File No. 333-67685 and 811-07727.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The officers and directors of Anchor National Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.


NAME                                                 POSITION
---------------------------------------------------  ---------------------------------------------------
Eli Broad                                            Chairman, President and Chief Executive Officer
Jay S. Wintrob                                       Director and Executive Vice President
Jana W. Greer                                        Director and Senior Vice President
James R. Belardi                                     Director and Senior Vice President
Susan L. Harris                                      Director, Senior Vice President and Secretary
N. Scott Gillis                                      Senior Vice President and Controller
Edwin R. Raquel                                      Senior Vice President and Chief Actuary
Marc H. Gamsin                                       Director and Senior Vice President
J. Franklin Grey                                     Vice President
Edward P. Nolan*                                     Vice President
Gregory M. Outcalt                                   Senior Vice President and Controller
Scott H. Richland                                    Vice President
David R. Bechtel                                     Vice President and Treasurer
P. Daniel Demko, Jr.                                 Vice President
Kevin J. Hart                                        Vice President
Stewart R. Polakov                                   Vice President
Lawrence M. Goldman                                  Assistant Secretary
Christine A. Nixon                                   Assistant Secretary




------------------------

*88 Bradley Road, P.O. Box 4005, Woodbridge, Connecticut 06525

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

  The Registrant is a separate account of Anchor National Life Insurance Company (Depositor). Depositor is a subsidiary of American International Inc. ("AIG"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 of the Initial Registration Statement of Variable Annuity Account Seven and Anchor National Life Insurance Company, (file Nos. 333-65965 and 811-09003) (N-4) and (333-65965) (S-1) filed on
October 21, 1998, which is incorporated herein by reference. As of January 4, 1999, Anchor National became an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787 filed March 30, 2000.

ITEM 27.  NUMBER OF CONTRACT OWNERS

As of March 31, 2000, the number of contracts funded by Variable Annuity
Account Five (portion relating to the SEASONS SELECT Variable Annuity) of Anchor National Life Insurance was 2,465; 1,059 of which were qualified contracts and 1,406 of which were non-qualified contracts.



ITEM 28.  INDEMNIFICATION

None.

ITEM 29.  PRINCIPAL UNDERWRITER


SunAmerica Capital Services, Inc. serves as distributor to the Registrant, Variable Annuity Account Five, Presidential Variable Account One, FS Variable Separte Account, Variable Annuity Account One, FS Variable Annuity Account One, Variable Annuity Account Four and Variable Annuity Account Seven. SunAmerica Capital Services, Inc. also serves as the underwriter to the SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., Stlye Select Series, Inc. and the SunAmerica Stategic Investment Series, Inc., all issued by Sunamerica Asset Management Corp.


Its principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017. The following are the directors and officers of SunAmerica Capital Services, Inc.


NAME                                                 POSITION WITH DISTRIBUTOR
---------------------------------------------------  ---------------------------------------------------
Peter A. Harbeck                                     Director
Robert M. Zakem                                      Director, Executive Vice President, General Counsel &
                                                      Assistant Secretary
Susan L. Harris                                      Secretary
J. Steven Neamtz                                     Director and President
Debbie Potash-Turner                                 Controller
James Nickels                                        Vice President



                                                   NET DISTRIBUTION    COMPENSATION OR
                                                     DISCOUNTS AND      REDEMPTION OR      BROKERAGE
NAME OF DISTRIBUTOR                                   COMMISSIONS       ANNUITIZATION     COMMISSIONS    COMMISSIONS*
-------------------------------------------------  -----------------  -----------------  -------------  ---------------
SunAmerica Capital Services, Inc.                           None               None             None            None

------------------------

*Distribution fee is paid by Anchor National Life Insurance Company.



ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

Anchor National Life Insurance Company, the Depositor for the Registrant, is located at 1 SunAmerica Center, Los Angeles, California 90067-6022. SunAmerica Capital Services, Inc., the distributor of the Contracts, is located at 733 Third Avenue, New York, New York 10017. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

ITEM 33.  REPRESENTATION

a) The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 concerning the redeemability of Section 403(b) annuity Contracts (Commission ref. IP-6-88) and that the following provisions have been complied with:

    1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

    2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

    3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
       Section 403(b)(11) to the attention of the potential participants;

    4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

b) REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: The Company represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 7th day of April, 2000.


                                  VARIABLE ANNUITY ACCOUNT FIVE
                                                   (Registrant)

                                  By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                                   (Depositor)

                                  By:             /s/ JAY S. WINTROB
                                     -------------------------------------------
                                                   Jay S. Wintrob
                                              EXECUTIVE VICE PRESIDENT

                                  ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                                   (Depositor)

                                  By:             /s/ JAY S. WINTROB
                                     -------------------------------------------
                                                   Jay S. Wintrob
                                              EXECUTIVE VICE PRESIDENT

As required by the Securities Act of 1933, this the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                President, Chief Executive
          ELI BROAD*              Officer and Chairman of
------------------------------    the Board (Principal         April 7, 2000
          Eli Broad               Executive Officer)

        MARC H. GAMSIN*         Senior Vice President and
------------------------------    Director (Principal
        Marc H. Gamsin            Financial Officer)

       N. SCOTT GILLIS*         Senior Vice President and
------------------------------    Director (Principal
       N. Scott Gillis            Accounting Officer)

      JAMES R. BELARDI*
------------------------------  Director
       James R. Belardi

        JANA W. GREER*
------------------------------  Director
        Jana W. Greer

     /s/ SUSAN L. HARRIS
------------------------------  Director
       Susan L. Harris

       JAY S. WINTROB*
------------------------------  Director
        Jay S. Wintrob

     /s/ SUSAN L. HARRIS
------------------------------  Attorney-in-Fact
       Susan L. Harris


*Attorney-in-Fact



April 7, 2000

** KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints SUSAN L. HARRIS AND CHRISTINE
A. NIXON or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (I) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.




  **/s/ GREGORY M. OUTCALT
------------------------------  Senior Vice President and     April 7, 2000
      Gregory M. Outcalt          Controller

                              EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION
-----------    --------------------------------------------------------

  (10)         Consent of Independent Accountants
  (14)         Diagram and Listing of All Persons Directly or Indirectly
               Controlled by or Under Common Control with Anchor National
               Life Insurance Company, The Depositor or Registrant